                                                                 EXHIBIT 10.1(A)
                                                                         TO 10-Q
                                                                         -------


                            THIRD AMENDMENT TO THE
                       AMENDED AND RESTATED AGREEMENT OF
                            LIMITED PARTNERSHIP OF
                       ARGYLE TELEVISION INVESTORS, L.P.


          Third Amendment, dated as of July 1, 1997, by ATI General Partner, L.P., a Delaware limited partnership ("ATIGP"), as general partner (the "Amendment") to the Amended and Restated Agreement of Limited Partnership of Argyle Television Investors, L.P. (the "Partnership") dated as of May 10, 1995, among ATIGP, as general partner, and those limited partners listed on Schedule A thereto, as amended (the "Partnership Agreement"). Unless otherwise specified herein, all capitalized terms herein shall have the meanings ascribed to them in the Partnership Agreement.

          WHEREAS, the Partnership is the holder of 6,600,000 shares of Series C Common Stock of Argyle, par value $.01 per share ("ATI Series C Common Stock"), which stock is non-voting stock of Argyle;

          WHEREAS, the ATI Series C Common Stock is convertible into 6,600,000 shares of Series A Common Stock of Argyle, par value $.01 per share ("ATI Series A Common Stock"), which stock is voting stock of Argyle;

          WHEREAS, contemporaneously with Argyle's execution of the Merger Agreement, the Partnership, ATIGP and Hearst entered into that certain Voting Agreement dated as of March 26, 1997 (the "ATI Voting Agreement");

          WHEREAS, the ATI Voting Agreement contemplates that the Partnership will convert the ATI Series C Common Stock into ATI Series A Common Stock prior to the record date for the shareholder vote approving the Merger Agreement (the "Record Date");

          WHEREAS, pursuant to Section 14.1 of the Partnership Agreement, the Partnership is required to distribute to its current Foreign Limited Partners certain shares of ATI Series C Common Stock prior to the conversion of the ATI Series C Common Stock into ATI Series A Common Stock;

          WHEREAS, the ATI Voting Agreement contemplates that the shares of ATI Series C Common Stock distributed to the Foreign Limited Partners will be contributed by such Foreign Limited Partners to Argyle Television Investors (Foreign), L.P., a newly-formed Delaware limited partnership among ATIGP and the Foreign Limited Partners (the "Foreign Partnership");

          WHEREAS, the ATI Series C Common Stock contributed to the Foreign Partnership will be converted into ATI Series A Common Stock prior to the Record Date;
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          WHEREAS, the ATI Voting Agreement provides that the Foreign
Partnership, ATIGP and Hearst will enter into a Voting Agreement in the form attached as Exhibit A to the ATI Voting Agreement;

          WHEREAS, ATIGP and the Partnership have adopted a plan of liquidation of the Partnership providing for the distribution of the ATI Series A Common Stock to the Partners of the Partnership in accordance with the terms of the Partnership Agreement, which plan of liquidation applies to both the Partnership and the Foreign Partnership (the "Liquidation Plan");

          In consideration of the mutual covenants set forth herein and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Partners hereby agree as follows:

          1.   Amendment of Partnership Agreement.  This amendment constitutes
               ----------------------------------
an amendment to the Partnership Agreement and the Partnership Agreement is hereby amended as follows:

               A. The Limited Partners listed on Appendix A hereby withdraw in whole or in part from the Partnership and each such Limited Partner shall receive upon such withdrawal the certificate and number of shares set forth opposite such Partner's name in the column entitled "Certificate Number" and "Number of Shares" on Appendix A.

               B. Schedule A is amended to reflect the withdrawal of the Foreign Limited Partners and the interests of certain other Partners from the Partnership. Schedule A to the Partnership Agreement is hereby amended to read in its entirety as set forth in Appendix B hereto.

          2.   Governing Law.  This Amendment shall be governed by and
               -------------
interpreted in accordance with the Revised Uniform Act and such other substantive laws of the State of Delaware as may be applicable to contracts made and to be performed entirely in the State of Delaware, without regard to choice of law.

          3.   Remaining Provisions.  Except as amended hereby, the Partnership
               --------------------
Agreement shall continue in full force and effect.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

                     GENERAL PARTNER:

                     ATI GENERAL PARTNER, L.P.,
                     a Delaware limited partnership

                     By:  ARGYLE TELEVISION PARTNERS, L.P.,
                          the sole general partner

                          By:  ARGYLE COMMUNICATIONS, INC.,
                               the sole general partner


                               By: /s/
                                  -----------------------------------
                                  Name:
                                       ------------------------------
                                  Title:
                                        -----------------------------

                     LIMITED PARTNERS:*

                     *By:  ATI GENERAL PARTNER, L.P.,
                           a Delaware limited partnership,
                           as Attorney-in-Fact pursuant to
                           the Power-of-Attorney granted in
                           Section 13.3 of the Partnership
                           Agreement

                           By:  ARGYLE TELEVISION PARTNERS, L.P.,
                                the sole general partner

                                By:   ARGYLE COMMUNICATIONS, INC.,
                                      the sole general partner


                                      By: /s/
                                         -----------------------------------
                                         Name:
                                              ------------------------------
                                         Title:
                                               -----------------------------


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